ADVANCE CAPITAL I, INC.
SUPPLEMENT DATED SEPTEMBER 30, 2011
TO THE PROSPECTUS DATED APRIL 30, 2011

AS OF SEPTEMBER 30, 2011, ADVANCE CAPITAL MANAGEMENT RECOMMENDED AND THE ADVANCE CAPITAL I BOARD OF DIRECTORS PASSED A RESOLUTION TERMINATING THE SUB INVESTMENT ADVISER RELATIONSHIP WITH T. ROWE PRICE & ASSOCIATES. THE FOLLOWING ARE REVISIONS TO THE PROSPECTUS DISCLOSURES FOR THE BALANCED FUND AND THE EQUITY GROWTH FUND.

The Prospectus is revised as follows:

On page 5 of the Prospectus, in the "PRINCIPAL INVESTMENT STRATEGIES OF THE FUND" section, the second paragraph is revised to remove reference to the Subadviser and is replaced with the following:

The ADVISER employs a "bottom-up" fundamental research process for stock selection. The portfolio manager evaluates a company's business strategy, competitive advantage and financial factors.
The investment process utilizes quantitative screens which focus on valuation metrics to help control risk. Those investments that pass the screens are candidates for investment. The Balanced Fund may sell securities for a variety of reasons, such as to effect a change in asset allocation, secure gains, limit losses, or redeploy assets into more promising opportunities. When considering whether or not to sell investments, for stocks in the Fund the portfolio manager considers the potential impact of management changes, strategic marketing opportunities and competition on both the large-cap value and small-cap growth stocks in the Fund and whether a security's price is overvalued compared to future earnings growth. For bonds, the portfolio managers also consider the likely impact of rising or falling interest rates and whether there have been any other fundamental changes in the current or prospective financial structure or operations of the company.


On page 8 of the Prospectus, in the summary for the Balanced Fund, the "Management" section is deleted in its entirety and replaced with the following:

MANAGEMENT

INVESTMENT ADVISER:  Advance Capital Management, Inc.

PORTFOLIO MANAGERS:

     * CHRISTOPHER M. KOSTIZ, senior portfolio manager since 1995.
     * GREGORY O. MACKENZIE, CFA, portfolio manager since 2004.

On page 10 of the Prospectus, in the "PRINCIPAL INVESTMENT STRATEGIES
OF THE FUND" section, the first paragraph is revised to remove reference to the Subadviser and is replaced with the following:

The ADVISER employs a "bottom-up" fundamental research process for stock selection. The portfolio manager evaluates a company's business strategy, competitive advantage and financial factors. The investment process utilizes quantitative screens which focus on valuation metrics to help control risk. Those investments that pass the screens are candidates for investment. The portfolio manager may sell a stock for various reasons, including deterioration in valuation, a change in fundamental assessment or weakened financial strength.

On page 12 of the Prospectus, in the summary for the Equity Growth Fund, the "Management" section is deleted in its entirety and replaced with the following:

MANAGEMENT

INVESTMENT ADVISER:  Advance Capital Management, Inc.

PORTFOLIO MANAGERS:

     * CHRISTOPHER M. KOSTIZ, senior portfolio manager since 2002.
     * GREGORY O. MACKENZIE, CFA, portfolio manager since 2011.

On page 23 of the Prospectus, in the "Subadvisers" section, the first paragraph is deleted in its entirety as it describes a subadvisery relationship between T. Rowe Price Associates, Inc. and the Equity Growth Fund and the common stock portion of the Balanced Fund.

On page 24 of the Prospectus, in the "Management Personnel" section, the section listing the individuals serving as the portfolio managers for T. Rowe Price is deleted, removing the references to Donald J. Peters and Donald J. Easley. The portfolio management team of ACM is revised as follows:

MANAGEMENT PERSONNEL
The individuals serving as the portfolio management team for ACM include:

CHRISTOPHER M. KOSTIZ, earned his undergraduate degree in Finance from Michigan State University and his MBA in Finance from Wayne State University. Mr. Kostiz joined Advance Capital Management, Inc. in 1993 and currently serves as President of Management and Sr. Portfolio Manager for the Advance Capital I Funds. In his role, he directs the strategy and structure of the funds. Mr. Kostiz has served as manager of the Retirement Income Fund and Balanced Fund since 1995, as a portfolio manager on the Equity Growth fund since 2002 and the Core Equity Fund since inception in 2008.

GREGORY O. MACKENZIE, CFA, earned his undergraduate degree in Economics from the University of Michigan. Greg also earned his Chartered Financial Analyst designation in 2003. Prior to joining Advance Capital in December 2004, Greg was a private placement analyst for Asset Allocation & Management Co. in Chicago. In his current role, Greg is responsible for the management and research of fixed income and equity securities in the Retirement Income Fund, the Balanced Fund and Equity Growth Fund. He is instrumental in the overall investment structure of the Advance Capital I, Inc. Funds.


THE FOLLOWING ARE REVISIONS TO THE PROSPECTUS DISCLOSURES FOR THE
CORE EQUITY FUND.

The Prospectus is revised as follows:

On page 13 of the Prospectus, in the "FEES AND EXPENSES OF THE FUND" section, the Core Equity Fund "Annual Fund Operating Expenses" table is deleted in its entirety and replaced with the following:


                      ANNUAL FUND OPERATING EXPENSES
      (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE
                            OF YOUR INVESTMENT)
---------------------------------------------------------------------------
                                           RETAIL          INSTITUTIONAL
                                           SHARES             SHARES
---------------------------------------------------------------------------
Management fees.............................0.80%              0.80%
Distribution (12b-1) fees...................0.25%              0.00%
Other expenses..............................0.35%              0.35%
                                            -----              -----
Total annual fund operating expenses........1.40%              1.15%
                                            =====              =====
---------------------------------------------------------------------------
Fee Waiver(1)..............................(0.12%)            (0.12%)
---------------------------------------------------------------------------
Total annual fund operating expenses
after Fee Waiver(1).........................1.28%              1.03%
                                            =====              =====
---------------------------------------------------------------------------

(1) For the year 2011, the Adviser has voluntarily agreed to reimburse the Fund for certain computer expenses that are approximately 0.12% of the Fund's average net assets for the year 2010. This agreement may be terminated by the Adviser at any time after 2011.


             PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


ADVANCE CAPITAL I, INC.
SUPPLEMENT DATED SEPTEMBER 30, 2011
TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2011

AS OF SEPTEMBER 30, 2011, ADVANCE CAPITAL MANAGEMENT RECOMMENDED AND THE ADVANCE CAPITAL I BOARD OF DIRECTORS PASSED A RESOLUTION TERMINATING THE SUB INVESTMENT ADVISER RELATIONSHIP WITH T. ROWE PRICE & ASSOCIATES. THE FOLLOWING ARE REVISIONS TO THE STATEMENT OF ADDITIONAL INFORMATION DISCLOSURES FOR THE BALANCED FUND AND THE EQUITY GROWTH FUND.

The Statement of Additional Information is revised as follows:

On page 14 of the Statement of Additional Information, the "INVESTMENT ADVISORY AND OTHER SERVICES" section is deleted in its entirety and replaced with the following:

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER AND SUBADVISERS

Advance Capital Management, Inc. (the "Adviser") serves as investment
adviser to each of the Funds.    Pursuant to a Subadvisory Agreement,
the Adviser has hired Seizert Capital Partners, LLC ("Seizert Capital"), to serve as the Subadviser to the Core Equity Fund, effective
January 2, 2008. This agreement was approved by the Company's Board of Directors on October 27, 2007 and by the initial shareholder of the Core Equity Fund on January 2, 2008.

The principal business address of Advance Capital Management, Inc. is One Towne Square, Suite 444, Southfield, Michigan 48076. Advance Capital Management, Inc. is a wholly-owned subsidiary of Advance Capital Group, Inc. ("ACG"), the Administrator and Transfer Agent for the Funds, and ACG is controlled by John C. Shoemaker, Robert J. Cappelli and Raymond A. Rathka, each of whom owns 30.62% of the outstanding voting stock of ACG. The Advance Capital Group, Inc. Employee Stock Ownership Plan owns 8.14% of the outstanding voting stock of ACG. Seizert Capital is controlled by Gerald L. Seizert, who owns approximately 36.6% of the voting interests of this subadviser. Seizert Capital's principal business address is 185 West Oakland, Suite 100, Birmingham, Michigan 48009. Subject to the general supervision of the Company's Directors and in accordance with each Fund's investment objectives and policies, the Adviser, and Seizert Capital continually conduct investment research and furnish an investment program for each of the Funds it advises and is responsible for the purchase and sale of each Fund's portfolio securities, and maintains the records relating to such purchases and sales.

The Investment Advisory Agreement provides that the Adviser shall not be held liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad-faith, or gross negligence on the part of the Adviser in the performance of their duties or from reckless disregard by them of their duties and obligations there under.

The Adviser has agreed to pay certain expenses, including the fees associated with the hiring of a Subadviser, incurred in connection with its activities under the Investment Advisory Agreement other than the cost of securities, including brokerage commissions, purchased for the Fund. Specifically, the Adviser will pay for (a) the salaries and employment benefits of all its employees who are engaged in providing these services,
(b) adequate office space and suitable office equipment for such employees,
(c) all telephone and postage costs relating to such functions.

For services provided and expenses assumed pursuant to the Investment Advisory Agreement, the Adviser receives a fee of 0.80% of the average daily net assets of the Core Equity Fund. For its services, Seizert
Capital is paid a fee by the Adviser, payable over the same time periods and calculated in the same manner as the investment advisory fee, of 0.40% on the average daily net assets of the Core Equity Fund. From time to time, as it may deem appropriate in its sole discretion, the Adviser may waive a portion or all of its advisory fee.

During the fiscal years ended December 31, 2008, 2009 and 2010, the Funds paid the following amounts to the Adviser relating to investment advisory services:

                                     2008        2009         2010
                                     ----        ----         ----
        Retirement Income Fund....$1,954,445  $1,640,818   $1,559,580
        Balanced Fund.............$2,301,370  $1,290,791   $1,269,336
        Equity Growth Fund........$1,197,630    $608,343     $691,441
        Core Equity Fund.............$85,918     $71,066      $81,227

As of January 1, 2011, the Retirement Income Fund, Balanced Fund and Equity Growth Fund each held a promissory note in the principal amount of $41,966, $1,270,097 and $1,208,054 respectively, payable by the Adviser (the "Promissory Notes"). The Promissory Notes represent amounts owing to the Retirement Income Fund, Balanced Fund and Equity Growth Fund from the Adviser relating to erroneous calculations of per share net asset values
by the Adviser that occurred in 2007 and 2008.    Each promissory note is
unsecured and is payable over 7 years at an interest rate of 3.5% above the prime rate. The Promissory Notes may be repaid in full or in part at any time without penalty. For additional information on the Promissory Notes, see Note 4 of the Notes to the Financial Statements appearing in the Annual Report for the year ended December 31, 2010.

PORTFOLIO MANAGER COMPENSATION

The portfolio managers for the Advance Capital I, Inc. Funds are compensated in the form of a base salary and yearly bonus. The method for determining the salary is based on comparable industry statistics for the type, years of service and general experience of the portfolio manager. Any annual merit increase is measured on aggregate factors such as firm profitability and the managers' level of duties and responsibilities. At this time, portfolio managers are not explicitly compensated based upon the performance of the portfolios managed. The annual bonus, if any, is measured based upon overall firm performance and profitability. All bonuses are in the form of cash payments.

SUBADVISER PORTFOLIO MANAGER COMPENSATION

Seizert Capital's portfolio managers' compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a ownership interest option grant. Compensation is variable and is determined based on several factors, including investment performance of the managed accounts and portfolios over one-, three-, five-, and 10-year periods and contribution to the Subadviser's overall investment process. Performance may be judged with reference to the broad based indices (e.g., the S&P 500 Index or the Russell 2000 Index) as well as an applicable Lipper index (e.g., the large cap core and multi-cap core), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Compensation is viewed with a long term horizon. The more consistent a portfolio manager's performance over time, the higher the compensation opportunity.

FUND OWNERSHIP BY PORTFOLIO MANAGERS

The equity securities in the Advance Capital I, Inc. Funds beneficially owned by the portfolio managers as of December 31, 2010, were as follows:

                                                      DOLLAR RANGE OF EQUITY
                                                           SECURITIES
PORTFOLIO MANAGER        ADVANCE CAPITAL FUND         BENEFICIALLY OWNED (1)
-----------------        --------------------         ----------------------
Christopher M. Kostiz....Retirement Income Fund          None
                         Balanced Fund                   None
                         Equity Growth Fund              Over $100,000
                         Core Equity Fund                $10,001 -  $50,000
Gregory O. MacKenzie.....Retirement Income Fund          None
                         Balanced Fund                   None
                         Equity Growth Fund              None
                         Core Equity Fund                $1 - $10,000
Edward O. Eberle.........Retirement Income Fund          None
                         Balanced Fund                   None
                         Equity Growth Fund              None
                         Core Equity Fund                None
--------------
(1)	Ownership disclosure is made using the following ranges:
None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; over $100,000.

OTHER FUNDS OR ACCOUNTS MANAGED

In addition to the Retirement Income Fund Mr. Kostiz is responsible for the fixed income portion of the Balanced Fund and he also oversees the management of the portfolios for 6 additional investment accounts held by clients of Advance Capital Management, Inc., which represented approximately $1.8 million of assets under management as of December 31, 2010. Neither Mr. Kostiz nor Mr. MacKenzie is responsible for providing investment management of the portfolios of any other registered investment companies or pooled investment vehicles. Mr. MacKenzie is not responsible for the day-to-day management of any investment accounts other than those of the Funds.

The Core Equity Fund is managed by an investment committee of Seizert Capital chaired by Edward O. Eberle. Mr. Eberle has day-to-day responsibility for managing the Fund and works with this investment committee to develop and execute the Fund's investment program. Mr. Eberle is the President of Seizert Capital and serves as a portfolio manager for many of Seizert Capital's institutional and high net worth individual advisory relationships. Mr. Eberle has the day-to-day responsibility for managing 10 other separately managed accounts which had a total of approximately $32 million of assets as of December 31, 2010. None of these other accounts have performance-based fees.

CONFLICTS OF INTEREST

Portfolio managers at Seizert Capital typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Seizert Capital has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the "Subadviser Portfolio Manager Compensation" section, portfolio manager compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

12B-1 DISTRIBUTION PLAN

Expenses of the Fund's Retail Shares may include distribution-related expenses which this class of shares is permitted to bear under a Plan of Distribution complying with the provisions of Rule 12b-1 under the 1940 Act. Such a Plan was approved by the Board of Directors, including a majority of the Directors who are "not interested" persons of the Company and who have no direct or indirect financial interest in the operation of the Plan. Under the Plan, 0.25% of the average daily net assets attributable to Retail Shares of each Fund, for any fiscal year, is expended for preparation, reproduction, and distribution of sales literature and prospectuses used for sales purposes; public relations and communications with investors and prospective investors; and compensation of sales personnel.

Under the Distribution Plan, each Fund is authorized to reimburse the Distributor for its activities (which are the same as those authorized by the Plan) on behalf of each Fund on a monthly basis, provided that any payment by a Fund to a Distributor, together with any other payments made by such Fund pursuant to the Plan, shall not exceed .02083% of the average daily net assets attributable to Retail Shares of each Fund for the prior month (0.25% on an annualized basis).

The Plan was initially approved on July 17, 1987, by the Directors of the Company, including a majority of the Directors who were not "interested" persons (as defined in the 1940 Act) of the Company and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the Qualified Directors). In approving the Plan, the Directors determined that the Plan was in the best interest of the shareholders of each Fund. At the first Annual Meeting of Shareholders held on July 22, 1988, for the shareholders of the Balanced Fund and Equity Growth Fund and July 23, 1993, for the shareholders of the Retirement Income Fund, the Plan of Distribution was approved. A modification of the plan to reduce the fees charged under the plan to 0.25% annually, was approved by the Board of Directors on April, 24, 1992. During the fiscal year ended December 31, 2010, the Company paid or accrued distribution expenses of $776,015, $452,974, $246,549, $24,403 for the Retirement Income Fund, Balanced Fund, Equity Growth Fund and
Core Equity Fund, respectively, to the Company's distributor, Advance Capital Services, Inc.

ADMINISTRATOR AND TRANSFER AGENT

Advance Capital Group, Inc., One Towne Square, Suite 444, Southfield, Michigan, 48076, serves as the Company's Administrator and Transfer
Agent.   Under the Administration and Transfer Agent Agreement, the
Administrator agrees to maintain office facilities for the Company, furnish the Company with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Company, and to compute the net asset value, net income and realized capital gains or losses, if any, of the respective Funds.
The administrator prepares semi-annual reports to the Securities and Exchange Commission, prepares federal and state tax returns, prepares filings with the state commissions, maintains financial accounts and records and generally assists in all aspects of the Company's operations. Advance Capital Group, Inc., acting in its capacity as Transfer Agent, arranges for and bears the cost of processing share purchase and redemption orders, maintains shareholder record accounts and serves as dividend disbursing agent, with duties involving calculation of dividends and capital gains distributions and issuing dividend and capital gains payment records. The Transfer Agent is also responsible for preparing and mailing to shareholders periodic account statements, federal tax information and daily confirmations of transactions in Fund shares. In addition, the Transfer Agent will respond to telephone and mail inquiries concerning the status of shareholder accounts. During the fiscal year ended December 31, 2010, the Company paid or accrued fees of $157,538, $92,601, $55,176 and $17,566 for the Retirement Income Fund, Balanced Fund, Equity Growth Fund and Core Equity Fund, respectively, to Advance Capital Group, Inc. for its services as transfer agent and dividend disbursing agent for the Funds.

CUSTODIAN

Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is Custodian of the Company's assets. Under the custodian agreement, Fifth Third has agreed to a) maintain separate accounts in the name of the Company; b) make receipts and disbursements of money on behalf of the Company; c) collect and receive all income and other payments and distributions on account of the Company's portfolio securities; d) respond to correspondence from securities brokers and others relating to its duties; e) maintain certain financial accounts and records; and
f) make periodic reports to the Company's Board of Directors concerning the Company's operations. Under the custodian agreement, the Custodian is entitled to monthly fees for furnishing custodial services and is entitled to reimbursement for its out of pocket expenses in connection with the above services.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, serves as the independent registered public accounting firm for the Company. The financial highlights of the Company for the years ended December 31, 2009 and 2010, included in the Prospectus and the financial statements of the Company for the years ended December 31, 2009 and 2010, incorporated by reference into this Statement of Additional Information, respectively, have been audited by Cohen Fund Audit Services, Ltd. The financial highlights of the Company for the years ended December 31, 2006, 2007 and 2008, included in the Prospectus, and the financial statements of the Company for the years ended December 31, 2006, 2007 and 2008, incorporated by reference into this Statement of Additional Information, respectively, have been audited by another independent registered public accounting firm.

LEGAL COUNSEL

Dykema Gossett PLLC, 400 Renaissance Center, Detroit, Michigan
48243, acts as counsel to the Company.

APPENDIX B-2 - PROXY VOTING POLICIES OF T. ROWE PRICE ASSOCIATES,
INC. of the Statement of Additional Information is deleted in its entirety.


              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE